EXHIBIT     DESCRIPTION

EX-99.B1 a)Amended Declaration of Trust dated May 31, 1995, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 16 filed on July 28, 1995.

            b) Amendment to the Declaration of Trust dated October 21, 1996 is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 19 to the Registration Statement, filed on March 12, 1997 (Accession No. 746458-97-000004).

            (c) Amendment to the Declaration of Trust dated May 23, 1997, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement filed August 29, 1997 (Accession No. 0000746458-97-000011).

EX-99.B2 Amended and Restated Bylaws dated March 9, 1998 are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 23 to the Registration Statement, filed March 26, 1998 (Accession #746458-98-000007).

EX-99.B4 a) Specimen copy of American Century - Benham Tax-Free Money Market Fund, American Century - Benham Intermediate-Term Tax-Free Fund and American Century - Benham Long-Term Tax-Free Fund share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 10 filed on June 9, 1992.

            b) Specimen copy of American Century - Benham Florida Municipal Money Market Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15 filed on August 4, 1994.

            c) Specimen copy of American Century - Benham Florida Intermediate-Term Municipal Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15 filed on August 4, 1994.

            d) Specimen copy of American Century - Benham Arizona Intermediate-Term Municipal Fund's share certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 15 filed on August 4, 1994.

EX-99.B5 a) Investor Class Investment Management Agreement between American Century Municipal Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to
            Exhibit 5 of Post-Effective Amendment #33 to the Registration Statement of American Century Government Income Trust, filed July 31, 1997 (Accession #773674-97-000014).

            b) Amendment dated March 31, 1998 to the Investor Class Investment Management Agreement between American Century Municipal Trust and American Century Investment Management, Inc., dated August 1, 1997, is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 23 to the Registration Statement, filed March 26, 1998 (Accession #746458-98-000007).

EX-99.B6 a) Distribution Agreement between American Century Municipal Trust and Funds Distributor, Inc., dated January 15, 1998, is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 28 to the Registration Statement of American Century Target Maturities Trust, filed January 30, 1998 (Accession #757928-98-000002).

            b) Amendment dated March 9, 1998 to the Distribution Agreement between American Century Municipal Trust and Funds Distributor, Inc., dated January 15, 1998, is incorporated herein by reference to
            Exhibit 6 of Post-Effective Amendment No. 23 to the Registration Statement, filed March 26, 1998 (Accession #746458-98-000007).

EX-99.B8 Custodian Agreement between American Century Investments (including American Century Municipal Trust), and The Chase Manhattan Bank, dated August 9, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment #31 to the Registration Statement for American Century Government Income Trust, filed February 7, 1997 (Accession #773674-97-000002).

EX-99.B9 a) Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 33 to the Registration Statement for American Century Government Income Trust, filed on July 31, 1997 (Accession #773674-97-000014).

            b) Amendment dated March 9, 1998 to the Transfer Agency Agreement between American Century Municipal Trust and American Century Services Corporation, dated August 1, 1997, is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 23 to the Registration Statement, filed March 26, 1998 (Accession #746458-98-000007).

EX-99.B10   a)  Opinion  and  consent  of  counsel  as to  the  legality  of the securities being registered, dated August 18, 1998 is incorporated herein by reference to Rule 24f-2 Notice filed on August 18, 1998
            (Accession #746458-98-000013).

            b) Opinion and consent of counsel as to the legality of the American Century - Benham New York Municipal Fund is included herein.

EX-99.B11   a)Consent  of  KPMG  Peat  Marwick  LLP,  independent  auditors,  is included herein.

            b)Consent of Baird, Kurtz & Dobson, independent auditors, is included herein.

            c) Consent of PricewaterhouseCoopers, LLP, independent accountants, is included herein.

EX-99.B16   Schedule for computation of each performance  quotation  provided in response  to Item 22 for the  funds in  American  Century  Municipal
            Trust are included herein.

EX-99.B17   Power of Attorney dated July 9, 1998 is included herein.

EX-27.4.1   FDS - American Century - Benham Tax-Free Money Market Fund.

EX-27.4.2   FDS - American Century - Benham Florida Municipal Money Market Fund.

EX-27.5.3   FDS - American Century - Benham Intermediate-Term Tax-Free Fund.

EX-27.5.4   FDS - American Century - Benham Florida Intermediate-Term  Municipal
            Fund.

EX-27.5.5   FDS - American Century - Benham Arizona Intermediate-Term  Municipal
            Fund.

EX-27.5.6   FDS - American Century - Benham Long-Term Tax-Free Fund.

EX-27.5.7   FDS - American Century - Benham Limited-Term Tax-Free Fund.

EX-27.5.8   FDS - American Century - Benham High-Yield Municipal Fund.